Loan Receivable	12 Months Ended
Dec. 31, 2021
Loan Receivable [Abstract]
Loan Receivable [Text Block]

5 Loan Receivable

	December 31, 2021	December 31, 2020
Opening balance	$1,301,013	$(168,701)
Funds received, net of repayment	(1,420,320)	1,469,714
Advanced on private placement	1,971,000	-
Unrealized foreign exchange	(17,714)	-
Ending receivable balance	$1,833,979	$1,301,013
Classified as short-term	1,290,000	1,301,013
Classified as long-term	$543,979	$-

As at December 31, 2021, the Company had a loan receivable of $1,833,979 (December 31, 2020 - $1,301,013) to Captiva which represents a non-arm's length transaction as the Chief Executive Officer of the Company, Jeffrey Ciachurski, is also the Chief Executive Officer of Captiva. The loans are non-interest bearing, unsecured, and are repayable upon demand.

On December 21, 2021, the Company entered into a shares for debt agreement to settle $1,290,000 of the loan receivable through a shares for debt settlement pursuant to which Captiva will issue the Company a total of 25,800,000 common shares at a deemed price of $0.05 per common share. Subsequent to year end, on April 20, 2022, the Company entered into a promissory note with Captiva for the remainder of the receivable accruing interest at the rate of 8% per annum for a term of 24 months. The shares for debt transaction closed subsequent to year end on February 17, 2022 (Note 21). Subsequent to year end, the Company advanced a further $216,523 to Captiva which is included in the promissory note.